                                                                 Exhibit 23.1




                              Accountants' Consent


The Management Board
Celanese AG:


We consent to the use of our report in the registration statement on Form F-1 of Celanese AG included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG Deutsche Treuhand-
                                        Gesellschaft Aktiengesellschaft
                                        Wirtschaftsprufungsgesesellschaft

Frankfurt am Main, Germany
October 22, 1999